VANGUARD(R) OHIO TAX-EXEMPT FUNDS

                               SEMIANNUAL REPORT

                                  MAY 31, 2002

BOND

VANGUARD OHIO TAX-EXEMPT MONEY MARKET FUND
VANGUARD OHIO LONG-TERM TAX-EXEMPT FUND

                                                                    [SHIP LOGOS]
                                                    [THE VANGUARD GROUP(R) LOGO]

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                                                                    [SHIP LOGOS]

WHAT YOU CAN CONTROL
As an investor, you cannot control how the financial markets perform. But there are vital variables that you can control. You can decide how much to invest. You can limit the risk in your portfolio by diversifying your holdings. And you can control the investment costs you incur.

     Costs may seem the least dramatic of the three. But costs have a powerful impact on how your wealth accumulates; they reduce, dollar for dollar, the returns that you can derive from an investment.

     Every mutual fund has operating expenses--to pay for investment managers, telephone support, and so on. These costs appear in the fund's expense ratio, which reflects the percentage of average net assets (your money) consumed each year by operating costs. In 2001, the average mutual fund had an expense ratio of 1.34% (or $13.40 per $1,000 in assets), according to data from Lipper Inc.

     For Vanguard(R) funds, the average expense ratio was less than one-fourth that amount (0.27%, or $2.70 per $1,000 in assets). Our average expense ratio has been less than the industry average for 25 years, and it's an advantage we aim to maintain.

     Under our unique corporate structure, shareholders like you own the Vanguard funds, which in turn own The Vanguard Group. No middleman makes a profit from managing the operation. You bear all of the investment risk. It's only right that you reap as much of the potential reward as possible.

================================================================================
CONTENTS
Letter from the Chairman                1
Report from the Adviser                 5
Fund Profiles                           8
Glossary of Investment Terms           10
Performance Summaries                  11
Financial Statements                   13

--------------------------------------------------------------------------------
SUMMARY
* The Vanguard Ohio Tax-Exempt Funds earned six-month total returns that were ahead of those of their average peers.
* Prices of short- and intermediate-term municipal bonds rose slightly during the fiscal half-year as interest rates inched downward.
* Though bonds posted only modest returns for the six months, their results were far better than the -3.4% return of the broad stock market.
================================================================================

                                                                         [PHOTO]
                                                                 JOHN J. BRENNAN

LETTER FROM THE CHAIRMAN

DEAR SHAREHOLDER,
VANGUARD(R) OHIO LONG-TERM TAX-EXEMPT FUND earned a solid total return of 3.1% during the first half of its 2002 fiscal year. As you can see in the table below, for the six months ended May 31, 2002, your fund's total return (capital change plus reinvested distributions) topped those of its average peer and a broad measure of the municipal bond market.

     VANGUARD(R) OHIO TAX-EXEMPT MONEY MARKET FUND also outperformed its average peer during the period. The fund's net asset value remained at $1 per share, as was expected but not guaranteed. The components of the total return for each fund are presented in the table that follows this letter.

     On May 31, the yield of the Long-Term Tax-Exempt Fund stood at 4.21%, up from 4.12% at the end of November 2001 the Tax-Exempt Money Market Fund's yield was 1.49%, down from 1.64%.

================================================================================
TOTAL RETURNS                                                   SIX MONTHS ENDED
                                                                    MAY 31, 2002
--------------------------------------------------------------------------------
VANGUARD OHIO TAX-EXEMPT - MONEY MARKET FUND                             0.7%
(SEC 7-Day Annualized Yield: 1.49%)
Average Ohio Tax-Exempt - Money Market Fund*                             0.5
--------------------------------------------------------------------------------
VANGUARD OHIO LONG-TERM TAX-EXEMPT FUND                                  3.1%
Average Ohio Municipal Debt Fund*                                        2.1
Lehman Municipal Bond Index                                              2.6
================================================================================
*Derived from data provided by Lipper Inc.

     For Ohio residents, income earned by the funds is exempt from federal and state income taxes, but may be subject to local taxes and to the federal alternative minimum tax. That means that for taxpayers in the highest federal income tax bracket, the taxable equivalent yields were 7.41% for the Long-Term Tax-Exempt Fund and 2.62% for the Tax-Exempt Money Market Fund.

THE ECONOMY'S  EXPANSION  RESTRAINED BOND RETURNS
An economic recovery took hold in the United States during early 2002, but it appears as though the growth will not result in higher short-term interest rates--at least for now. The Federal Reserve Board indicated that an "accommodative" monetary policy, characterized by low short-term interest rates, was appropriate in light of rising unemployment and continuing economic uncertainty. However, the bond market apparently expects that growth will mean higher rates down the road: From November 30, 2001, to May 31, 2002, the yield of the 10-year U.S. Treasury note--a rate controlled by the market, not the Fed--rose 30 basis points (0.30 percentage point) to 5.05%.

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     Bond prices  declined as rates rose,  but interest  income offset the drop, providing investors with modestly positive total returns for the six months. The Lehman Brothers Aggregate Bond Index, a proxy for the broad investment-grade
bond  market,   returned  2.3%.   Despite  some  high-profile   blowups  in  the
telecommunications sector, corporate bonds provided modestly higher returns than U.S. Treasury securities with comparable maturities.

================================================================================
MARKET BAROMETER
                                                                   TOTAL RETURNS
                                                      PERIODS ENDED MAY 31, 2002
--------------------------------------------------------------------------------
                                                SIX         ONE        FIVE
                                             MONTHS        YEAR       YEARS*
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                     2.3%        8.1%        7.6%
 (Broad taxable market)
Lehman 10 Year Municipal Bond Index             3.0         6.6         6.3
Salomon Smith Barney 3-Month
 U.S. Treasury Bill Index                       0.9         2.6         4.7
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)                -4.9%      -13.3%        6.4%
Russell 2000 Index (Small-caps)                 6.5        -0.5         6.4
Wilshire 5000 Index (Entire market)            -3.4       -11.8         6.0
MSCI EAFE Index (International)                 3.1        -9.6         0.3
--------------------------------------------------------------------------------
CPI
Consumer Price Index                            1.4%        1.2%        2.3%
================================================================================
*Annualized.

IN THE MUNI MARKET, MOST YIELDS DIPPED
Among tax-exempt municipal bonds, yields of short- and intermediate-term securities inched lower while yields of long-term bonds rose slightly. Yields of top-grade, 2-year municipal securities fell 8 basis points to 2.27% and yields of 10-year notes dipped 4 basis points to 4.16%. The 30-year muni bond yielded 5.17% on May 31, up 11 basis points from its starting point on November 30, 2001.

     Municipal bonds generally outperformed U.S. Treasury securities during the six months. However, as a result of the rise in Treasury yields and the slight declines in short- and intermediate-term muni yields, municipal bonds were not as attractive relative to Treasuries at the end of the fiscal half-year as they were at the beginning. On May 31, the 10-year municipal bond, whose interest income is exempt from federal income taxes, offered a yield that was equal to about 82% of the yield of the fully taxable 10-year U.S. Treasury note--still a great value for most investors. (The ratio was even higher, about 88%, at the end of November 2001.)

     See the Report from the Adviser on page 5 for more details on the municipal bond market.

STOCKS STAYED WEAK
During the past six months, weak corporate earnings and lingering concern about the integrity of financial statements obscured the good news about the economy's quick rebound from the 2001 recession. U.S. stocks, as represented by the Wilshire 5000 Total Market Index, returned -3.4% as investors focused on the negative.

     Large, previously top-performing companies, such as Intel and Cisco Systems, were hit especially hard. Corporate America continued to cut back on capital spending, particularly on the big-dollar technology investments that fueled much of the late-1990s boom. As profits shrank, stock valuations pulled back, a pattern that has prevailed since the bursting of the growth-stock bubble in March 2000.

     During the six months ended May 31, the stock market's best performers were small stocks with value characteristics. As a group, these stocks returned 16.4%, as measured by the Russell 2000 Value Index. Value stocks held up better, both because these shares had not been priced for the most optimistic scenarios and because many of these stocks represent basic industries, such as commodities producers, that thrive in the early stages of an economic recovery.

     Natural-resource and basic-processing industries have enjoyed an especially favorable climate in 2002. During the first quarter, more than half of the 6.1% annualized growth in U.S. real gross domestic product derived from additions to inventory, rather than from final sales to consumers--a boon to the companies that supply the raw materials for goods to be finished farther up the production line.

YOUR FUNDS OUTPACED THEIR PEERS
As noted earlier, the Ohio Long-Term Tax-Exempt Fund's total return of 3.1% for the fiscal half-year handily topped that of its average peer. The fund earned an income return of 2.5%, which was augmented by a 0.6% capital return.

     A six-month return, of course, does not provide a complete picture of a bond fund's performance. That's because semiannual returns for bond funds account for only half of the year's interest income, while price changes immediately reflect current movements in interest rates--rising when rates fall and falling when rates rise. For perspective, it's important to consider a full year's interest income when evaluating a bond fund. For the 12 months ended May 31, 2002, the Long-Term Tax-Exempt Fund earned a total return of 7.2%, consisting of an income return of 5.0% and a capital return of 2.2%.

================================================================================
Our funds are aided by skilled investment management and our significant cost advantage.
================================================================================

     Though bond prices rise and fall over time, it is interest income that accounts for virtually all of a bond fund's long-term total return. Therefore, the best indicator of a bond fund's performance--though a far-from-perfect measure--is the fund's yield, currently about 4.2% for the Long-Term Tax-Exempt Fund.

     Our funds are aided in their quest to achieve superior performance by the skilled investment management of Vanguard's Fixed Income Group, which oversees all of our municipal bond funds, and by our significant cost advantage over competing funds. Our Ohio Long-Term Tax-Exempt and Tax-Exempt Money Market Funds have annualized expense ratios (expenses as a percentage of average net assets) of 0.14% and 0.16%, respectively, or $1.40 and $1.60 per $1,000 invested. This is far below the 1.16% charged by the average Ohio municipal debt fund and the 0.62% charged by the average Ohio tax-exempt money market fund, according to Lipper Inc. Low costs are an especially powerful force in bond investing, because the expenses incurred by a fund directly reduce the income paid by the fund. And because managers of funds with similar mandates choose from a similar pool of securities, differences in costs often translate into differences in total returns.

THE VALUE OF BONDS ENDURES
Though the popularity of bonds has risen as the stock market has fallen, it's important to understand that the value of holding a portion of your portfolio in fixed income investments does not fluctuate with the fortunes of stocks. We believe that bond funds and money market funds--particularly those that are exempt from federal and state taxes--are valuable in any kind of market. That is why we will always recommend that investors build and maintain investment programs with an appropriate combination of stock, bond, and money market funds.

     We thank you for your confidence in our approach and for entrusting - your money to us.


Sincerely,

John J. Brennan
Chairman and Chief Executive Officer


June 11, 2002




=========================================================================================================
YOUR FUND'S PERFORMANCE AT A GLANCE: NOVEMBER 30, 2001-MAY 31, 2002

                                                                                      DISTRIBUTIONS
                                                                                        PER SHARE
---------------------------------------------------------------------------------------------------------
                                             STARTING          ENDING             INCOME          CAPITAL
                                          SHARE PRICE     SHARE PRICE          DIVIDENDS            GAINS
---------------------------------------------------------------------------------------------------------
Vanguard Ohio Tax-Exempt Money Market Fund    $ 1.00          $ 1.00           $0.007              $0.000
Vanguard Ohio Long-Term Tax-Exempt Fund        11.96           12.00            0.284               0.037
=========================================================================================================

REPORT FROM THE ADVISER
During the six months ended May 31, 2002, Vanguard Ohio Long-Term Tax-Exempt Fund and Vanguard Ohio Tax-Exempt Money Market Fund provided positive returns that outpaced the results of their average peers. Overall, the increasing signs of economic recovery pushed U.S. Treasury bond prices lower during the fiscal half-year. However, yields of short- and intermediate-term municipal securities dipped as their prices rose.

THE U.S. ECONOMY RECOVERED
The economic picture during the first half of the funds' 2002 fiscal year was considerably brighter than in the previous 12 months.

     The U.S. economy surged during the later stages of the semiannual period. In the first three months of 2002, real gross domestic product grew at an annual rate of 6.1%, well ahead of the 1.7% growth rate in fourth-quarter 2001 (not to mention the -1.3% contraction in the quarter before that). However, we note that U.S. consumers have essentially been carrying the rest of the economy on their backs. Spending continued at a terrific pace during the half-year as the wave of earlier home refinancings put extra cash into Americans' pockets.

     It's important to note that during the six months that ended on May 31, the nation and the financial markets were still dealing with the horrible events of September 11. The bond market, in particular, was affected by the intense interest in the safety offered by U.S. Treasury securities. Treasury prices soared immediately after the terrorist attacks but tailed off somewhat during the ensuing months as signs of economic growth emerged.

================================================================================
INVESTMENT PHILOSOPHY
The adviser believes that each fund, while operating within stated maturity and stringent quality targets, can achieve a high level of current income that is exempt from federal and Ohio income taxes by investing in high-quality securities issued by Ohio state, county, and municipal governments.
================================================================================

     As mentioned above, the most interesting aspect of the strong first-quarter economic growth was the remarkable spending stamina demonstrated by the American populace. Throughout the (relatively brief) recession, the U.S. consumer never blinked. People kept right on spending despite massive equity market losses, widespread layoffs, and a reportedly sharp drop in consumer confidence that was triggered by the terrorist attacks.

     Overall, the economy appeared to be digging out of the recession, as the slowdown in inventory cutbacks added strongly to growth. However, we believe that the recovery may not be quite as rapid as some market participants expect. In fact, we see at least two factors arguing for a more modest rebound: the reduced level of business investment and the probability that consumer spending cannot continue at such a torrid pace.

     Of course, the economic environment affected the level of interest rates during the half-year. The recession and the tragic events of September 11 prompted the Federal Reserve Board to reduce its target for short-term interest rates to 1.75%--a four-decade low. However, the Fed seems in no hurry to increase short-term interest rates, even in light of the seemingly positive economic news. With inflation well in check--companies have little pricing power, and commodity prices are low--the Fed can afford to keep rates low without fearing that economic growth will trigger higher prices anytime soon.

MUNICIPAL BONDS PERFORMED WELL
The impact of the recession on many municipalities has lingered, despite the recent economic improvement. To fill budget gaps caused by lower tax receipts, state and local governments have used a variety of tactics. They have:
     * Securitized tobacco settlement payments (essentially trading the rights to future payments for cash now).
     * Cut spending.
     * Curtailed planned income-tax reductions.

     As shown in the table below, yields of short- and intermediate-term municipal bonds dipped during the six months. However, Treasuries' yields generally rose, and this widening spread made munis somewhat less attractive to investors with taxable accounts than they were six months ago. Two-year municipal bonds, which provided about 83% of the yield of a comparable Treasury security at the end of the 2001 fiscal year, offered about 71% of the Treasury yield as of May 31. Longer-term municipal bonds also offered less relative to Treasuries than they had on November 30, 2001, but these munis still provided 93% of the 30-year bond's yield as of May 31.

================================================================================
MUNICIPAL BOND YIELDS
--------------------------------------------------------------------------------
                                                                       CHANGE
MATURITY          MAY 31, 2002        NOV. 30, 2001             (BASIS POINTS)
--------------------------------------------------------------------------------
2 years             2.27%                  2.35%                        -8
5 years             3.31                   3.40                         -9
10 years            4.16                   4.20                         -4
30 years            5.17                   5.06                        +11
================================================================================
Source: The Vanguard Group.

     Nationally, issuance of municipal bonds through the first five months of 2002 was about 14% higher than a year earlier. In Ohio, however, the supply of municipal debt that came to the market through May trailed last year's pace by 36%.

     Though municipal bonds are not quite as attractive relative to Treasuries as they were six months ago, we believe that munis still represent good value. In fact, for investors in the top federal income tax bracket, the 4.16% yield of a 10-year municipal bond on May 31 was equivalent to a yield of about 6.78% for a fully taxable 10-year U.S. Treasury note. (The yield of the 10-year Treasury on May 31 was 5.05%.) This "extra" after-tax income represents a significant advantage for muni investors.

OUR  PLEDGE  TO  OUR  SHAREHOLDERS
Our dedication to sound investment-management principles and low costs has helped us to build an impressive performance record, both in the past six months and over the lifetimes of our funds. We fully expect that our time-tested investment philosophy will continue to work to the benefit of each of our shareholders.



Ian A. MacKinnon, Managing Director
Christopher M. Ryon, Principal
Pamela Wisehaupt Tynan, Principal
John M. Carbone, Principal
Christopher W. Alwine, Principal
Vanguard Fixed Income Group

June 17, 2002

FUND PROFILE                                                  AS OF MAY 31, 2002
 FOR OHIO TAX-EXEMPT MONEY MARKET FUND
This Profile provides a snapshot of the fund's characteristics. Key terms are defined on page 10.

================================================================================
FINANCIAL ATTRIBUTES

Yield                                    1.5%
Average Maturity                      52 days
Average Quality                         MIG-1
Expense Ratio                          0.16%*
================================================================================

================================================================================
DISTRIBUTION BY CREDIT QUALITY
 (% of portfolio)

MIG-1/SP-1+           66.0%
A-1/P-1               26.4
AAA/AA                 7.6
A                      0.0
--------------------------------------------------------------------------------
Total                100.0%
================================================================================
*Annualized.

FUND PROFILE                                                  AS OF MAY 31, 2002
 FOR OHIO LONG-TERM TAX-EXEMPT FUND
This Profile provides a snapshot of the fund's characteristics, compared where appropriate with an unmanaged index. Key terms are defined on page 10.

================================================================================
FINANCIAL ATTRIBUTES

                                                                 LEHMAN
                                               FUND              INDEX*
--------------------------------------------------------------------------------
Number of Issues                                242              43,314
Yield                                          4.2%                4.3%
Yield to Maturity                              4.3%                  --
Average Coupon                                 4.8%                5.3%
Average Maturity                          8.3 years          13.9 years
Average Quality                                 AAA                 AA+
Average Duration                          6.3 years           7.8 years
Expense Ratio                               0.14%**                  --
Cash Investments                               0.7%                  --
================================================================================

================================================================================
DISTRIBUTION BY CREDIT QUALITY
 (% of portfolio)

AAA                       83.7%
AA                        13.7
A                          2.2
BBB                        0.0
BB                         0.0
B                          0.0
--------------------------------------------------------------------------------
Not Rated                  0.4
--------------------------------------------------------------------------------
Total                    100.0%
================================================================================


================================================================================
INVESTMENT FOCUS
 AVERAGE MATURITY - LONG
 CREDIT QUALITY   - HIGH
================================================================================


================================================================================
VOLATILITY MEASURES
                              LEHMAN
                      FUND     INDEX*
--------------------------------------------------------------------------------
R-Squared             0.98     1.00
Beta                  1.13     1.00
================================================================================

================================================================================
DISTRIBUTION BY MATURITY
 (% of portfolio)
Under 1 Year               6.7%
1-5 Years                 15.0
5-10 Years                58.2
10-20 Years               17.0
20-30 Years                1.4
Over 30 Years              1.7
--------------------------------------------------------------------------------
Total                    100.0%
================================================================================


                                                                [COMPUTER IMAGE]
                                                               Visit our website
                                                                WWW.VANGUARD.COM
                                                           for regularly updated
                                                               fund information.

*Lehman Municipal Bond Index.
**Annualized.

GLOSSARY OF INVESTMENT TERMS

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.
--------------------------------------------------------------------------------
AVERAGE MATURITY. The average length of time until securities held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities.
--------------------------------------------------------------------------------
BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total returns were precisely synchronized with the overall market's return, its R-squared would be 1.00. If the fund's returns bore no relationship to the market's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.
--------------------------------------------------------------------------------
YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARIES                                         AS OF MAY 31, 2002
 FOR OHIO TAX-EXEMPT MONEY MARKET FUND
All of the data on this page and the following page represent past performance, which cannot be used to predict future returns that may be achieved by the funds. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Ohio Tax-Exempt Money Market Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. For bond funds, both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.


OHIO TAX-EXEMPT MONEY MARKET FUND
================================================================================
FISCAL-YEAR TOTAL RETURNS (%) NOVEMBER 30, 1991-MAY 31, 2002
--------------------------------------------------------------------------------
                  OHIO TAX-EXEMPT                AVERAGE
                 MONEY MARKET FUND                  FUND*
--------------------------------------------------------------------------------
FISCAL                TOTAL                        TOTAL
YEAR                 RETURN                       RETURN
--------------------------------------------------------------------------------
1992                    3.0%                         2.9%
1993                    2.4                          2.2
1994                    2.6                          2.4
1995                    3.8                          3.5
1996                    3.4                          3.1
1997                    3.5                          3.2
================================================================================

================================================================================
                  OHIO TAX-EXEMPT                AVERAGE
                 MONEY MARKET FUND                  FUND*
--------------------------------------------------------------------------------
FISCAL                TOTAL                        TOTAL
YEAR                 RETURN                       RETURN
--------------------------------------------------------------------------------
1998                    3.4%                         3.1%
1999                    3.0                          2.8
2000                    4.0                          3.6
2001                    3.0                          2.6
2002**                  0.7                          0.5
--------------------------------------------------------------------------------
                                   SEC 7-Day Annualized Yield (5/31/2002): 1.49%
================================================================================

 *Average Ohio Tax-Exempt Money Market Fund; derived from data provided by Lipper Inc.
**Six months ended May 31, 2002.
Note: See Financial Highlights table on page 25 for dividend information.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS                    FOR PERIODS ENDED MARCH 31, 2002

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

========================================================================================================
                                                          ONE    FIVE              TEN YEARS
                                     INCEPTION DATE      YEAR    YEARS     CAPITAL    INCOME    TOTAL
--------------------------------------------------------------------------------------------------------
OHIO TAX-EXEMPT MONEY MARKET FUND    6/18/1990           2.29%   3.25%      0.00%      3.13%      3.13%
========================================================================================================

OHIO LONG-TERM TAX-EXEMPT FUND
================================================================================
FISCAL-YEAR TOTAL RETURNS (%) NOVEMBER 30, 1991-MAY 31, 2002
--------------------------------------------------------------------------------
              OHIO LONG-TERM TAX-EXEMPT FUND                   LEHMAN*
================================================================================
FISCAL        CAPITAL       INCOME       TOTAL                 TOTAL
YEAR           RETURN       RETURN      RETURN                RETURN
--------------------------------------------------------------------------------
1992            4.5%         6.2%        10.7%                 10.0%
1993            6.3          5.7         12.0                  11.1
1994          -11.2          4.9         -6.3                  -5.2
1995           13.1          6.4         19.5                  18.9
1996            0.3          5.4          5.7                   5.9
1997            0.9          5.4          6.3                   7.2
================================================================================

             OHIO LONG-TERM- TAX-EXEMPT FUND                  LEHMAN*
================================================================================
FISCAL        CAPITAL       INCOME       TOTAL                 TOTAL
YEAR           RETURN       RETURN      RETURN                RETURN
--------------------------------------------------------------------------------
1998            2.6%         5.2%         7.8%                  7.8%
1999           -6.9          4.8         -2.1                  -1.1
2000            3.2          5.6          8.8                   8.2
2001            3.7          5.2          8.9                   8.8
2002**          0.6          2.5          3.1                   2.6
================================================================================
 *Lehman Municipal Bond Index.
**Six months ended May 31, 2002.
Note: See Financial Highlights table on page 26 for dividend and capital gains information.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS                    FOR PERIODS ENDED MARCH 31, 2002

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

========================================================================================================
                                                          ONE    FIVE              TEN YEARS
                                     INCEPTION DATE      YEAR    YEARS     CAPITAL    INCOME    TOTAL
--------------------------------------------------------------------------------------------------------
OHIO LONG-TERM TAX-EXEMPT FUND         6/18/1990*        3.66%   6.05%      1.27%     5.40%     6.67%
========================================================================================================

FINANCIAL STATEMENTS
 MAY 31, 2002 (UNAUDITED)

STATEMENT OF NET ASSETS
This Statement provides a detailed list of each fund's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition - of the fund's net assets on both a dollar and per-share basis. Undistributed Net Investment Income - is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

===================================================================================================================
                                                                                              FACE           MARKET
                                                                        MATURITY            AMOUNT           VALUE*
OHIO TAX-EXEMPT MONEY MARKET FUND                            COUPON         DATE             (000)            (000)
===================================================================================================================
MUNICIPAL BONDS (99.6%)
-------------------------------------------------------------------------------------------------------------------
Butler County OH BAN                                           1.61%   9/25/2002            $3,000       $    3,002
Butler County OH BAN                                           1.81%   3/13/2003             5,875            5,887
Butler County OH BAN                                           2.25%  11/15/2002*            8,750            8,774
Butler County OH BAN                                           2.44%  10/17/2002             5,445            5,450
Butler County OH BAN                                           2.45%   9/25/2002             3,375            3,378
Butler County OH BAN                                           2.97%   6/13/2002             7,600            7,601
Cleveland OH Airport System Rev. VRDO                          1.35%    6/6/2002(4)         53,500           53,500
Columbus OH GO                                                 4.00%    1/1/2003             4,310            4,366
Columbus OH GO                                                 5.00%   6/15/2002             5,000            5,006
Columbus OH GO VRDO                                            1.30%    6/6/2002               700              700
Columbus OH Sewer VRDO                                         1.40%    6/6/2002             3,100            3,100
Cuyahoga County OH Econ. Dev.
 (Cleveland Orchestra) VRDO                                    1.60%    6/4/2002LOC         10,220           10,220
Cuyahoga County OH Hosp. Rev.
 (Cleveland Clinic Foundation) VRDO                            1.35%    6/5/2002LOC          2,900            2,900
Cuyahoga County OH Hosp. Rev.
 (Cleveland Clinic Foundation) VRDO                            1.40%    6/5/2002(2)          3,015            3,015
Cuyahoga County OH Hosp. Rev.
 (Cleveland Clinic Foundation) VRDO                            1.45%    6/5/2002             6,200            6,200
Cuyahoga County OH Hosp. Rev.
 (Univ. Health Systems, Inc.) VRDO                             1.40%    6/6/2002(2)         26,545           26,545
Dublin OH City School Dist. BAN                                1.85%  11/14/2002             2,000            2,003
Fairfield County OH BAN                                        2.50%   5/21/2003             2,165            2,176
Fairfield County OH BAN                                        2.59%  10/10/2002             4,875            4,882
Fairfield County OH BAN                                        3.10%    7/9/2002             3,000            3,001
Franklin County OH Hosp. Rev. (U.S. Health Corp.) VRDO         1.40%    6/6/2002LOC          6,780            6,780

===================================================================================================================
                                                                                              FACE           MARKET
                                                                        MATURITY            AMOUNT           VALUE*
OHIO TAX-EXEMPT MONEY MARKET FUND                            COUPON         DATE             (000)            (000)
===================================================================================================================
Granville Village OH School Dist. BAN                          2.70%    5/1/2003            $5,000       $    5,027
Hamilton County OH Hosp. Fac. Rev.
 (Health Alliance of Greater Cincinnati) VRDO                  1.15%    6/5/2002(1)         17,276           17,276
Hamilton County OH Hosp. Fac. Rev.
 (Health Alliance of Greater Cincinnati) VRDO                  1.17%    6/5/2002(1)          2,600            2,600
Independence OH BAN                                            2.00%   11/7/2002            11,400           11,428
Kent State Univ. OH VRDO                                       1.35%    6/5/2002(1)          5,990            5,990
Lebanon OH BAN                                                 2.35%  10/30/2002             3,550            3,554
Lebanon OH City School Dist. BAN                               1.77%   8/13/2002             4,000            4,004
Lorain County OH Hosp. Fac. Rev.
 (Catholic Healthcare Partners) CP                             1.75%   11/8/2002            19,600           19,600
Mad River OH Local School Dist. BAN                            2.43%   6/20/2002             3,150            3,151
Mason OH City School Dist. BAN                                 2.00%   2/13/2003             5,500            5,516
Monroe OH Local School Dist. BAN                               2.37%   7/18/2002            15,000           15,018
Monroe OH Local School Dist. BAN                               2.45%   7/18/2002             9,915            9,924
Montgomery County OH Rev.
 (Catholic Health Initiatives) VRDO                            1.50%    6/5/2002            11,900           11,900
Morley Library (Lake County District) OH BAN                   2.50%   12/4/2002            11,591           11,631
Ohio Air Quality Dev. Auth.
 (Cincinnati Gas & Electric Co.) VRDO                          1.60%    6/4/2002LOC          3,350            3,350
Ohio Air Quality Dev. Auth. (Timken Co.) VRDO                  1.40%    6/5/2002LOC          2,100            2,100
Ohio Air Quality Dev. Auth. (Timken Co.) VRDO                  1.45%    6/5/2002LOC          7,000            7,000
Ohio Building Auth. Eagle Trust
 (Adult Correctional Building Fund) TOB VRDO                   1.50%    6/6/2002+            7,920            7,920
Ohio Building Auth. Rev.                                       4.00%    9/1/2002             1,795            1,804
Ohio Building Auth. Rev. TOB VRDO                              1.48%    6/6/2002(1)+         5,358            5,357
Ohio GO TOB VRDO                                               1.48%    6/6/2002(4)+         2,955            2,955
Ohio GO VRDO                                                   1.35%    6/5/2002             6,300            6,300
Ohio Higher Educ. Eagle Trust GO TOB VRDO                      1.50%    6/6/2002+           20,705           20,705
Ohio Higher Educ. Fac. Comm. Rev.
 (Case Western Reserve Univ.) CP                               1.30%   6/13/2002             9,000            9,000
Ohio Higher Educ. Fac. Comm. Rev.
 (Case Western Reserve Univ.) CP                               1.50%   10/1/2002             6,000            6,000
Ohio Higher Educ. Fac. Comm. Rev.
 (Case Western Reserve Univ.) CP                               1.65%   9/13/2002             8,000            8,000
Ohio Higher Educ. Fac. Comm. Rev.
 (Case Western Reserve Univ.) CP                               1.75%   8/14/2002             4,000            4,000
Ohio Higher Educ. Fac. Comm. Rev. (John Carroll Univ.) PUT     3.50%  11/15/2002LOC         12,200           12,277
Ohio Higher Educ. Fac. Comm. Rev. (John Carroll Univ.) VRDO    1.45%    6/6/2002LOC          4,600            4,600
Ohio Higher Educ. Fac. Comm. Rev. (Kenyon College) VRDO        1.45%    6/5/2002             5,000            5,000
Ohio Higher Educ. Fac. Comm. Rev.
 (Mount Union College) VRDO                                    1.40%    6/6/2002LOC          1,385            1,385
Ohio Higher Educ. Fac. Comm. Rev. (Pooled Financing) VRDO      1.40%    6/6/2002LOC          4,000            4,000
Ohio Higher Educ. Fac. Comm. Rev. (Xavier Univ.) VRDO          1.45%    6/6/2002LOC          3,900            3,900
Ohio Higher Educ. GO TOB VRDO                                  1.47%    6/5/2002+           17,570           17,570
Ohio Housing Finance Agency Mortgage Rev.                      2.75%   8/15/2002            10,000           10,000
Ohio Housing Finance Agency Mortgage Rev.
 Residential TOB VRDO                                          1.55%    6/6/2002+           14,655           14,655
Ohio Housing Finance Agency Mortgage Rev. VRDO                 1.55%    6/5/2002            11,000           11,000
Ohio Housing Finance Agency Residential Mortgage
 Rev. VRDO                                                     1.55%    6/5/2002             8,890            8,890

===================================================================================================================
                                                                                              FACE           MARKET
                                                                        MATURITY            AMOUNT           VALUE*
                                                             COUPON         DATE             (000)            (000)
===================================================================================================================
Ohio PCR (Sohio Air British Petroleum Co.) VRDO                1.55%    6/4/2002            $2,700       $    2,700
Ohio Public Fac. Comm. Higher Educ. Capital Fac.               4.50%   12/1/2002             3,500            3,546
Ohio Public Fac. Comm. Higher Educ. TOB VRDO                   1.47%    6/6/2002+            6,510            6,510
Ohio School District Cash Flow Borrowing Program
 COP BAN                                                       3.31%   6/28/2002            12,816           12,823
Ohio Solid Waste Rev. (BP Exploration & Oil Inc.) VRDO         1.65%    6/4/2002            27,300           27,300
Ohio Special Obligation
 (Elementary & Secondary Educ. Capital Fac.) Rev.              5.70%    6/1/2002(2)          3,825            3,825
Ohio State Univ. CP                                            1.40%   7/18/2002             7,000            7,000
Ohio State Univ. General Receipts Rev.                         3.00%   12/1/2002             5,440            5,479
Ohio State Univ. General Receipts VRDO                         1.40%    6/7/2002            12,000           12,000
Ohio State Univ. General Receipts VRDO                         1.43%    6/5/2002             3,100            3,100
Ohio Water Dev. Auth. Duquesne Light Co. VRDO                  1.55%    6/5/2002(2)          4,300            4,300
Ohio Water Dev. Auth. PCR                                      5.50%   12/1/2002             3,860            3,931
Ohio Water Dev. Auth. PCR (Ohio Edison Co.) VRDO               1.60%    6/4/2002LOC         11,600           11,600
Ohio Water Dev. Auth. PCR TOB VRDO                             1.45%    6/6/2002(1)+        12,483           12,483
Ohio Water Dev. Auth. Rev. (Mead Corp.) VRDO                   1.60%    6/4/2002LOC          1,100            1,100
Ohio Water Dev. Auth. Rev. (Timken Co.) VRDO                   1.40%    6/5/2002LOC          2,500            2,500
Rickenbacker OH Port Auth. Econ. Dev. Rev.
 (YMCA of Central Ohio) VRDO                                   1.40%    6/6/2002LOC         10,500           10,500
Sylvania OH City School Dist. BAN                              2.07%    8/2/2002             9,750            9,762
Toledo OH City Services Special Assessment VRDO                1.45%    6/6/2002LOC         10,000           10,000
Univ. of Cincinnati OH General Receipts BAN                    3.00%   3/19/2003             9,600            9,673
Outside Ohio:
Puerto Rico Govt. Dev. Bank VRDO                               1.00%    6/5/2002(1)            700              700
Puerto Rico TRAN                                               3.00%   7/30/2002             5,000            5,007
-------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
 (Cost $638,712)                                                                                            638,712
-------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.4%)
-------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                         13,057
Liabilities                                                                                                 (10,229)
                                                                                                  -----------------
                                                                                                              2,828
                                                                                                  -----------------
-------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------
Applicable to 641,556,665 outstanding $.001
par value shares of beneficial
interest (unlimited authorization)                                                                         $641,540
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                                                                     $1.00
===================================================================================================================

*See Note A in Notes to Financial Statements.
*Security purchased on a when-issued or delayed delivery basis for which the fund has not taken delivery as of May 31, 2002.
+Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2002, the aggregate value of these securities was $88,155,000, representing -13.7% of net assets.

For key to abbreviations and other references, see page 22.

OHIO TAX-EXEMPT MONEY MARKET FUND
================================================================================
AT MAY 31, 2002, NET ASSETS CONSISTED OF:
                                                             AMOUNT         PER
                                                              (000)       SHARE
--------------------------------------------------------------------------------
Paid-in Capital                                            $641,560       $1.00
Undistributed Net Investment Income                              --          --
Accumulated Net Realized Losses                                 (20)         --
Unrealized Appreciation                                          --          --
--------------------------------------------------------------------------------
NET ASSETS                                                 $641,540       $1.00
================================================================================

===================================================================================================================
                                                                                              FACE           MARKET
                                                                        MATURITY            AMOUNT           VALUE*
OHIO LONG-TERM TAX-EXEMPT FUND                               COUPON         DATE             (000)            (000)
===================================================================================================================
MUNICIPAL BONDS (99.3%)
-------------------------------------------------------------------------------------------------------------------
Adams County OH School Dist. GO                                5.55%   12/1/2009(1)         $1,000       $    1,102
Akron OH Bath & Copley Joint Township Hosp. Dist. Rev.
 (Akron Medical Center)                                       5.375%    1/1/2017(2)          3,000            3,105
Akron OH Bath & Copley Joint Township Hosp. Dist. Rev.
 (Akron Medical Center)                                        5.50%    1/1/2008(2)          1,000            1,039
Akron OH GO                                                    5.50%   12/1/2018(1)          1,315            1,390
American Muni. Power Ohio Inc. (Omega JV)                      5.25%    1/1/2014(2)          2,625            2,762
American Muni. Power Ohio Inc. (Omega JV)                      5.25%    1/1/2015(2)          2,865            2,996
American Muni. Power Ohio Inc. (Omega JV)                      5.25%    1/1/2016(2)          1,015            1,054
Amherst OH Exempt Village School Dist. GO                      5.75%   12/1/2017(3)          1,300            1,417
Amherst OH Exempt Village School Dist. GO                      5.75%   12/1/2018(3)          1,300            1,411
Athens OH City School Dist. GO                                 6.65%   12/1/2013(4)            640              771
Athens OH City School Dist. GO                                 6.65%   12/1/2014(4)            680              821
Athens OH City School Dist. GO                                 6.65%   12/1/2015(4)            725              877
Athens OH City School Dist. GO                                 6.65%   12/1/2016(4)            770              933
Aurora County OH School Dist. GO                               5.80%   12/1/2016(3)          3,000            3,254
Avon Lake OH Refunding & Improvement GO                        5.50%   12/1/2014(2)          1,245            1,349
Bowling Green State Univ. OH General Receipts Rev.             5.75%    6/1/2012(3)            750              833
Bowling Green State Univ. OH General Receipts Rev.             5.75%    6/1/2013(3)          1,125            1,246
Bowling Green State Univ. OH General Receipts Rev.             5.75%    6/1/2014(3)          1,190            1,308
Bowling Green State Univ. OH General Receipts Rev.             5.75%    6/1/2015(3)            500              547
Butler County OH BAN                                           1.61%   9/25/2002             4,000            4,000
Butler County OH Sewer System Rev.                            5.375%   12/1/2015(3)          1,230            1,304
Butler County OH Transp. Improvement Dist. Rev.                6.00%    4/1/2011(4)          4,000            4,449
Butler County OH Transp. Improvement Dist. Rev.                6.00%    4/1/2012(4)          2,320            2,569
Canal Winchester OH Local School Dist. GO                      5.50%   12/1/2017(3)            805              856
Canal Winchester OH Local School Dist. GO                      5.50%   12/1/2018(3)            950            1,004
Canal Winchester OH Local School Dist. GO                      5.50%   12/1/2019(3)          1,080            1,135
Canal Winchester OH Local School Dist. GO                      6.00%   12/1/2013(3)          1,680            1,925
Canton OH GO (Water Works System)                              5.75%   12/1/2010(2)          1,000            1,109
Canton OH GO (Water Works System)                              5.85%   12/1/2015(2)          1,000            1,087
Cincinnati OH City School Dist. Improvement GO                5.375%   12/1/2015             3,350            3,572
Cincinnati OH Water System Rev.                                5.50%   12/1/2013             1,380            1,501
Cincinnati OH Water System Rev.                                5.50%   12/1/2015             2,000            2,147
Clermont County OH Hosp. Fac. Rev. (Mercy Health System)       5.50%    9/1/2006(2)          2,500            2,619
Cleveland OH Airport System Rev.                               0.00%    1/1/2005(1)          3,975            3,682
Cleveland OH Airport System Rev.                              5.125%    1/1/2022(4)          5,525            5,388
Cleveland OH Airport System Rev.                               5.25%    1/1/2012(4)          4,985            5,220
Cleveland OH Airport System Rev.                               5.25%    1/1/2013(4)          5,550            5,763
Cleveland OH Airport System Rev.                               5.25%    1/1/2014(4)          2,705            2,842
Cleveland OH GO                                               5.375%    9/1/2010(2)          1,000            1,095
Cleveland OH GO                                               5.375%    9/1/2012(2)          1,000            1,094
Cleveland OH GO                                                5.50%   12/1/2011(3)          1,340            1,481
Cleveland OH GO                                                5.50%   12/1/2012(3)          1,415            1,554
Cleveland OH GO                                                5.50%   12/1/2020(3)          1,135            1,183
Cleveland OH GO                                                5.60%   12/1/2013(3)          1,600            1,760
Cleveland OH Public Power System Rev.                          5.25%  11/15/2016(1)          5,950            6,144
Cleveland OH School Dist. GO                                   0.00%   12/1/2008(3)            400              310
Cleveland OH School Dist. GO                                  5.875%   12/1/2011(3)          1,500            1,559
Cleveland OH Water Works Rev.                                  5.25%    1/1/2014(4)          6,840            7,161
Cleveland OH Water Works Rev.                                  5.50%    1/1/2013(1)          3,805            4,169

===================================================================================================================
                                                                                              FACE           MARKET
                                                                        MATURITY            AMOUNT           VALUE*
OHIO LONG-TERM TAX-EXEMPT FUND                               COUPON         DATE             (000)            (000)
===================================================================================================================
Cleveland OH Water Works Rev.                                  5.50%    1/1/2021(1)         $6,500       $    6,972
Cleveland-Cuyahoga County OH Port Auth. Rev.
 (Rock & Roll Hall of Fame)                                    5.40%   12/1/2015(2)          2,000            2,099
Cuyahoga County OH (Capital Improvement) GO                    5.75%   12/1/2012             2,000            2,218
Cuyahoga County OH (Capital Improvement) GO                    5.75%   12/1/2013             2,000            2,211
Cuyahoga County OH (Capital Improvement) GO                    5.75%   12/1/2014             2,000            2,194
Cuyahoga County OH (Capital Improvement) GO                    5.75%   12/1/2015             1,710            1,867
Cuyahoga County OH Econ. Dev. (Cleveland Orchestra) VRDO       1.60%    6/4/2002LOC            400              400
Cuyahoga County OH Hosp. Refunding & Improvement Rev.
 (Univ. Hosp.)                                                5.375%   1/15/2009(1)          3,500            3,734
Cuyahoga County OH Hosp. Refunding & Improvement Rev.
 (Univ. Hosp.)                                                 5.50%   1/15/2019(1)          7,545            7,783
Defiance OH Waterworks System GO                               5.65%   12/1/2018(2)          1,130            1,206
Dublin County OH Variable Purpose GO                           5.00%   12/1/2020             2,500            2,497
Dublin County OH Variable Purpose GO                           6.00%   12/1/2015             1,140            1,271
Erie County OH Hosp. Fac. Rev.
 (Firelands Regional Medical Center)                           5.50%   8/15/2022             2,250            2,220
Erie County OH Hosp. Fac. Rev.
 (Firelands Regional Medical Center)                          5.625%   8/15/2032             4,000            3,934
Fairborn OH City School Dist. School Improvement GO           5.375%   12/1/2020(3)          1,200            1,236
Fairborn OH City School Dist. School Improvement GO            5.50%   12/1/2016(3)          1,840            1,966
Fairborn OH City School Dist. School Improvement GO            6.40%   12/1/2015(4)            500              578
Fairfield County OH Hosp. Rev. (Lancaster-Fairfield Hosp.)    5.375%   6/15/2015(1)          3,000            3,232
Franklin County OH Convention Center Rev.                      0.00%   12/1/2007(1)          4,355            3,563
Franklin County OH GO                                         5.375%   12/1/2020             4,255            4,385
Gallia County OH Hosp. Rev. (Holzer Medical Center)           5.125%   10/1/2013(2)          2,000            2,089
Garfield Heights OH City School Dist. School Improvement GO    5.50%  12/15/2018(1)          1,640            1,736
Greater Cleveland OH Regional Transp. Auth. GO                5.375%   12/1/2010(3)          1,665            1,807
Greater Cleveland OH Regional Transp. Auth. GO                5.375%   12/1/2012(3)          1,500            1,609
Greater Cleveland OH Regional Transp. Auth. GO                5.375%   12/1/2013(3)          1,850            1,975
Greater Cleveland OH Regional Transp. Auth. GO                 5.60%   12/1/2011(3)          5,505            5,878
Greater Cleveland OH Regional Transp. Auth. GO                 5.65%   12/1/2006(3)(Prere.)  1,000            1,117
Greene County OH Sewer System Rev.                            5.125%   12/1/2020(1)          2,000            2,016
Hamilton County OH Hosp. Fac. Rev. (Children's Hosp.)          5.20%   5/15/2009(1)          2,000            2,133
Hamilton County OH Hosp. Fac. Rev. (Children's Hosp.)         5.375%   5/15/2013(1)          2,235            2,374
Hamilton County OH Hosp. Fac. Rev.
 (Health Alliance of Greater Cincinnati)VRDO                   1.15%    6/5/2002(1)          1,900            1,900
Hamilton County OH Sales Tax Rev.                              0.00%   12/1/2028(2)          9,915            2,355
Hamilton County OH Sales Tax Rev. (Hamilton County Football)   5.50%   12/1/2013(1)          2,000            2,162
Hamilton County OH Sewer System Rev.                           5.25%   12/1/2018(1)          1,355            1,398
Hamilton County OH Sewer System Rev.                           5.25%   12/1/2019(1)          1,000            1,026
Hamilton County OH Sewer System Rev.                           5.45%   12/1/2009(3)          3,250            3,588
Hamilton County OH Sewer System Rev.                          5.625%   12/1/2013(1)            965            1,058
Hamilton County OH Sewer System Rev.                          5.625%   12/1/2014(1)            755              822
Hamilton OH Water System Rev.                                  6.30%  10/15/2021(1)          2,000            2,047
Highland OH Local School Dist. School Improvement GO           5.75%   12/1/2017(4)          1,510            1,644
Hilliard OH School Dist. GO                                    0.00%   12/1/2012(3)          3,220            1,991
Hilliard OH School Dist. GO                                    0.00%   12/1/2013(3)          3,220            1,877
Hilliard OH School Dist. GO                                    0.00%   12/1/2014(3)          2,720            1,507
Hilliard OH School Dist. GO                                    0.00%   12/1/2015(3)          3,720            1,940
Hilliard OH School Dist. GO                                    5.25%   12/1/2016(3)          2,000            2,101

===================================================================================================================
                                                                                              FACE           MARKET
                                                                        MATURITY            AMOUNT           VALUE*
                                                             COUPON         DATE             (000)            (000)
===================================================================================================================
Hilliard OH School Dist. GO                                    5.75%   12/1/2005(3)(Prere.) $2,000       $    2,234
Indian Hill OH Exempt Village School Dist. Hamilton County GO  5.50%   12/1/2015             1,295            1,393
Lake County OH Hosp. Fac. Rev. (Lake Hosp. System Inc.)       5.375%   8/15/2015(2)          2,900            3,045
Lake Ohio Local School Dist. Stark County GO                   5.55%   12/1/2014(3)          1,000            1,081
Lake Ohio Local School Dist. Stark County GO                   5.75%   12/1/2021(3)          1,000            1,062
Lakota Ohio Local School Dist. GO (Refunding & Improvement)    5.50%   12/1/2015(3)          1,245            1,365
Lisbon OH School Dist. GO                                      6.25%   12/1/2017(2)          1,000            1,040
Logan Hocking OH Local School Dist. GO                         5.50%   12/1/2018(1)          1,675            1,770
Lorain County OH GO                                            5.50%   12/1/2015             1,000            1,084
Lorain County OH GO                                            5.50%   12/1/2017             1,000            1,071
Lorain County OH GO                                            5.50%   12/1/2022             1,500            1,558
Lorain County OH Hosp. Fac. Rev.
 (Catholic Healthcare Partners)                                5.25%   10/1/2033             5,000            4,750
Lorain County OH Hosp. Fac. Rev.
 (Catholic Healthcare Partners)                               5.625%    9/1/2014(1)          3,290            3,521
Lorain County OH Hosp. Fac. Rev.
 (Catholic Healthcare Partners)                                6.00%    9/1/2006(1)          1,500            1,667
Lorain County OH Hosp. Fac. Rev.
 (Catholic Healthcare Partners)                                6.00%    9/1/2008(1)          1,250            1,405
Loveland OH City School Dist. GO                               5.25%   12/1/2014(1)          1,000            1,057
Lucas County OH Hosp. Rev. (ProMedica Health Care)            5.625%  11/15/2015(2)          2,500            2,689
Lucas County OH Hosp. Rev. (ProMedica Health Care)            5.625%  11/15/2017(2)          2,075            2,212
Lucas County OH Hosp. Rev. (ProMedica Health Care)             5.75%  11/15/2009(1)          3,000            3,261
Lucas County OH Hosp. Rev. (ProMedica Health Care)             5.75%  11/15/2014(1)          6,000            6,426
Mad River OH Local School Dist. GO                             5.75%   12/1/2016(3)          1,195            1,320
Madison OH Local School Dist. Butler County GO                 5.75%   12/1/2026(1)            750              786
Mahoning Valley OH Sanitation Dist. Water Rev.                 5.75%  11/15/2018(4)          1,300            1,394
Marion OH City School Dist. GO                                 6.40%   12/1/2011(3)            650              764
Marion OH City School Dist. GO                                 6.45%   12/1/2012(4)            695              823
Marion OH City School Dist. GO                                 6.45%   12/1/2013(4)            370              439
Marion OH City School Dist. GO                                 6.50%   12/1/2014(3)            285              341
Marion OH GO                                                   5.40%   12/1/2020(1)          1,000            1,036
Mason OH City School Dist. School Improvement GO              5.375%   12/1/2014             2,000            2,142
Mason OH City School Dist. School Improvement GO              5.375%   12/1/2015             4,095            4,360
Middletown OH GO                                               5.75%   12/1/2019(1)          2,500            2,682
Milford OH Exempt Village School Dist. School Improvement GO   6.00%   12/1/2016(4)          1,425            1,598
Milford OH Exempt Village School Dist. School Improvement GO   6.00%   12/1/2017(4)          1,600            1,788
Montgomery County OH GO                                        5.50%   12/1/2019             1,165            1,229
Montgomery County OH Rev. (Catholic Health Initiative)         5.50%    9/1/2015             3,270            3,385
New Philadelphia OH School Dist. GO                            6.25%   12/1/2017(2)          2,300            2,367
Nordonia Hills OH Local School Dist. GO                        0.00%   12/1/2011(2)          1,200              784
Nordonia Hills OH Local School Dist. GO                        0.00%   12/1/2012(2)          1,700            1,051
North Canton OH GO                                             5.90%   12/1/2004(2)(Prere.)  2,000            2,213
North Olmsted OH GO (Library Improvement)                      5.50%   12/1/2014(3)          1,215            1,308
North Olmsted OH GO (Library Improvement)                      5.50%   12/1/2016(3)          1,355            1,442
Northeast Ohio Regional Sewer Dist. Rev.                       5.60%  11/15/2013(2)          1,880            1,993
Northeast Ohio Regional Sewer Dist. Rev.                       5.60%  11/15/2014(2)          1,500            1,590
Oak Hills OH Local School Dist. GO                             7.20%   12/1/2009(1)          1,625            1,972
Ohio Air Quality Dev. Auth.
 (Cincinnati Gas & Electric Co.) VRDO                          1.60%    6/4/2002LOC          3,700            3,700
Ohio Building Auth. Rev. (Admin. Building Fund)                5.50%    4/1/2016(4)          1,000            1,072
Ohio Building Auth. Rev. (State Correctional Fac.)             5.50%   10/1/2014(4)          1,895            2,052
Ohio Building Auth. Rev. (State Correctional Fac.)             5.50%    4/1/2016(2)          4,965            5,162
Ohio Building Auth. Rev. (State Correctional Fac.)             5.75%    4/1/2014             2,000            2,193
Ohio Building Auth. Rev. (State Correctional Fac.)             5.95%   10/1/2004(1)(Prere.)  3,000            3,279
Ohio Building Auth. Rev. (State Fac. Art Building)             5.50%    4/1/2014             1,585            1,709

===================================================================================================================
                                                                                              FACE           MARKET
                                                                        MATURITY            AMOUNT           VALUE*
OHIO LONG-TERM TAX-EXEMPT FUND                               COUPON         DATE             (000)            (000)
===================================================================================================================
Ohio Building Auth. Rev. (State Fac. Art Building)             5.50%    4/1/2015            $1,500       $    1,607
Ohio Building Auth. Rev.
 (State Fac. Highway Safety Building Fund)                     5.50%   10/1/2017(4)          1,305            1,389
Ohio Building Auth. Rev.
 (State Fac. Highway Safety Building Fund)                     5.50%   10/1/2018(4)          1,380            1,459
Ohio Higher Educ. Fac. Comm. Rev.
 (Case Western Reserve Univ.)                                  5.50%   10/1/2019*            5,000            5,282
Ohio Higher Educ. Fac. Comm. Rev.
 (Case Western Reserve Univ.)                                  6.50%   10/1/2020               250              300
Ohio Higher Educ. Fac. Comm. Rev. (Denison Univ.)              5.50%   11/1/2014             1,000            1,085
Ohio Higher Educ. Fac. Comm. Rev. (John Carroll Univ.)         5.75%    4/1/2019(1)          4,000            4,240
Ohio Higher Educ. Fac. Comm. Rev. (John Carroll Univ.)         5.85%    4/1/2020(1)          2,875            3,097
Ohio Higher Educ. Fac. Comm. Rev. (Univ. of Dayton)            0.00%   12/1/2006(3)          1,000              861
Ohio Higher Educ. Fac. Comm. Rev. (Univ. of Dayton)           5.375%   12/1/2013(2)          2,900            3,148
Ohio Higher Educ. Fac. Comm. Rev. (Univ. of Dayton)           5.375%   12/1/2014(2)          3,055            3,286
Ohio Higher Educ. Fac. Comm. Rev. (Univ. of Dayton)           5.375%   12/1/2015(2)          3,225            3,448
Ohio Higher Educ. Fac. Comm. Rev. (Univ. of Dayton)           5.375%  12/1/2016(2)           1,795            1,904
Ohio Higher Educ. Fac. Comm. Rev. (Univ. of Dayton)            6.60%   12/1/2003(3)(Prere.)  2,200            2,394
Ohio Higher Educ. Fac. Comm. Rev. (Univ. of Dayton)            6.75%   12/1/2002(3)(Prere.)  1,000            1,045
Ohio Higher Educ. Fac. Comm. Rev. (Xavier Univ.)               5.30%   5/15/2017(1)          2,200            2,276
Ohio Higher Educ. Fac. Comm. Rev. (Xavier Univ.)              5.375%   5/15/2022(1)          6,250            6,364
Ohio Higher Educ. Fac. Comm. Rev. (Xavier Univ.)               6.00%   5/15/2011(1)          2,000            2,191
Ohio Housing Finance Agency Mortgage Rev.                      3.80%    9/1/2002             2,635            2,648
Ohio Housing Finance Agency Mortgage Rev.                      5.45%    9/1/2031             3,300            3,482
Ohio Housing Finance Agency Rev.                              5.025%    3/1/2021             1,565            1,594
Ohio Housing Finance Agency Rev.                              5.625%    3/1/2032             4,810            5,081
Ohio PCR (General Motors Corp.)                               5.625%    3/1/2015             3,000            3,072
Ohio PCR (Sohio Air British Petroleum Co.) VRDO                1.55%    6/4/2002             1,900            1,900
Ohio State Parks & Recreation Capital Fac. Rev.                5.50%   12/1/2014               500              539
Ohio State Parks & Recreation Capital Fac. Rev.                5.50%   12/1/2015             2,245            2,407
Ohio State Univ. General Receipts Rev.                         5.25%   12/1/2015             4,595            4,861
Ohio State Univ. General Receipts Rev.                         5.75%   12/1/2013             1,000            1,102
Ohio State Univ. General Receipts Rev.                         5.75%   12/1/2014             1,000            1,094
Ohio State Univ. General Receipts VRDO                         1.15%    6/6/2002               800              800
Ohio Turnpike Comm. Turnpike Rev.                              5.25%   2/15/2013(3)          1,780            1,882
Ohio Turnpike Comm. Turnpike Rev.                              5.50%   2/15/2018             3,150            3,321
Ohio Turnpike Comm. Turnpike Rev.                              5.50%   2/15/2019             2,235            2,345
Ohio Turnpike Comm. Turnpike Rev.                              5.50%   2/15/2020             1,570            1,637
Ohio Turnpike Comm. Turnpike Rev.                              5.50%   2/15/2026             4,000            4,103
Ohio Turnpike Comm. Turnpike Rev.                              5.70%   2/15/2006(1)(Prere.)  1,000            1,111
Ohio Water Dev. Auth. PCR                                     5.125%    6/1/2019(1)          1,900            1,928
Ohio Water Dev. Auth. PCR                                      5.50%   12/1/2014(1)          1,195            1,253
Ohio Water Dev. Auth. PCR                                      5.50%    6/1/2011(1)          2,300            2,473
Ohio Water Dev. Auth. PCR (Ohio Edison Co.) VRDO               1.60%    6/4/2002LOC          2,800            2,800
Ohio Water Dev. Auth. Rev. (Fresh Water)                       5.25%   12/1/2012(4)          2,990            3,175
Ohio Water Dev. Auth. Rev. (Fresh Water)                       5.90%   12/1/2015(2)          3,250            3,604
Ohio Water Dev. Auth. Rev. (Pure Water)                        5.50%   12/1/2011(2)          1,000            1,037
Ohio Water Dev. Auth. Rev. (Pure Water)                        7.00%   12/1/2009(2)(ETM)     1,500            1,754
Olentangy OH Local School Dist. GO                             5.50%   12/1/2015(4)          2,000            2,161
Olentangy OH Local School Dist. GO                             5.50%   12/1/2016(4)          1,230            1,320
Olmsted Falls OH School Dist. GO                               5.85%  12/15/2017(3)          2,000            2,098
Olmsted Falls OH School Dist. GO                               6.85%  12/15/2004(3)(Prere.)    565              639

===================================================================================================================
                                                                                              FACE           MARKET
                                                                        MATURITY            AMOUNT           VALUE*
                                                             COUPON         DATE             (000)            (000)
===================================================================================================================
Parma OH Hosp. Improvement Rev.
 Refunding Parma Community                                     5.25%   11/1/2013            $2,000       $    2,003
Perrysburg OH Exempted Village School Dist. GO                 5.75%   12/1/2013(4)          1,385            1,558
Plain OH Local School Dist. GO                                 5.50%   12/1/2017(3)          1,175            1,255
Revere OH School Dist. GO                                      6.00%   12/1/2016(2)          3,850            4,108
Reynoldsburg OH School Dist. GO                                0.00%   12/1/2009(3)          1,465            1,071
Reynoldsburg OH School Dist. GO                                0.00%   12/1/2010(3)          1,465            1,011
Richland County OH GO                                          5.40%   12/1/2015(2)          1,120            1,167
Richland County OH GO                                          6.95%   12/1/2011(2)            450              513
Rocky River OH City School Dist. GO                           5.375%   12/1/2017             2,200            2,352
Springboro OH Community City School Dist. GO                   5.25%   12/1/2016(2)          1,850            1,902
Summit County OH GO                                            5.50%   12/1/2019(3)          1,000            1,083
Summit County OH GO                                            5.50%   12/1/2020(3)          1,725            1,863
Summit County OH GO                                            5.75%   12/1/2015(3)          1,800            2,008
Summit County OH GO                                            5.75%   12/1/2016(3)          1,910            2,122
Summit County OH GO                                            5.75%   12/1/2017(3)          2,020            2,230
Summit County OH GO                                            5.75%   12/1/2018(3)          1,420            1,560
Summit County OH GO                                            5.75%   12/1/2020(3)          1,595            1,725
Summit County OH GO                                            6.25%   12/1/2010(3)          1,420            1,660
Summit County OH GO                                            6.50%   12/1/2010(3)          2,000            2,373
Summit County OH GO                                            6.90%   8/1/2002(2)(Prere.)    175               177
Summit County OH GO                                            6.90%   8/1/2003(2)(Prere.)  2,425             2,566
Summit County OH Sanitary Sewer System Improvement GO          5.50%   12/1/2015(3)          1,015            1,100
Toledo OH GO (Limited Tax Street Improvement)                  5.35%   12/1/2015(3)          2,525            2,686
Toledo OH Waterworks Rev.                                      5.25%  11/15/2013(3)          2,000            2,141
Tri Valley OH Local School Dist. GO                            5.50%   12/1/2016(3)          1,255            1,371
Tri Valley OH Local School Dist. GO                            5.50%   12/1/2019(3)          1,785            1,934
Trumbull County OH Hosp. Rev. (Trumbull Memorial Hosp.)        6.25%  11/15/2003(3)(Prere.)  2,000            2,124
Univ. of Akron OH General Receipts Rev.                        5.50%    1/1/2019(3)          2,545            2,669
Univ. of Cincinnati OH COP                                    5.125%    6/1/2028(1)          2,500            2,466
Univ. of Cincinnati OH COP                                     5.50%    6/1/2014(1)          1,000            1,077
Univ. of Cincinnati OH General Receipts                        5.75%    6/1/2015(3)          1,000            1,101
Univ. of Cincinnati OH General Receipts                        5.75%    6/1/2016(3)          1,910            2,096
Univ. of Cincinnati OH General Receipts                        5.75%    6/1/2017(3)          1,285            1,402
Univ. of Cincinnati OH General Receipts                        5.75%    6/1/2018(3)          1,500            1,630
Univ. of Cincinnati OH General Receipts                        5.75%    6/1/2019(3)          2,500            2,703
Univ. of Toledo OH General Receipts                            5.25%    6/1/2014(3)            975            1,033
Univ. of Toledo OH General Receipts                            5.25%    6/1/2015(3)          1,025            1,078
Univ. of Toledo OH General Receipts                            5.25%    6/1/2016(3)          1,080            1,128
Westerville OH City School Dist. GO                            5.50%   12/1/2015(1)          2,000            2,148
Westerville OH City School Dist. GO                            5.50%   12/1/2017(1)          1,225            1,302
Woodridge OH School Dist. GO                                   6.00%   12/1/2004(2)(Prere.)  1,000            1,109
Woodridge OH School Dist. GO                                   6.80%   12/1/2014(2)          2,000            2,447
Wooster OH School Dist. GO                                     0.00%   12/1/2009(4)          2,195            1,605
Wooster OH School Dist. GO                                     0.00%   12/1/2010(4)          2,265            1,563
Wooster OH School Dist. GO                                     0.00%   12/1/2011(4)          2,315            1,513
-------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
 (Cost $484,754)                                                                                            505,608
-------------------------------------------------------------------------------------------------------------------

===================================================================================================================
                                                                                                             MARKET
                                                                                                             VALUE*
OHIO LONG-TERM TAX-EXEMPT FUND                                                                                (000)
===================================================================================================================
OTHER ASSETS AND LIABILITIES (0.7%)
--------------------------------------------------------------------------------------------------------------------
 Other Assets--Note B                                                                                    $    9,692
 Liabilities                                                                                                 (6,276)
                                                                                                  -----------------
                                                                                                              3,416
                                                                                                  -----------------
-------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------
Applicable to 42,421,290 outstanding $.001
 par value shares of beneficial
 interest (unlimited authorization)                                                                        $509,024
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                                                                    $12.00
===================================================================================================================

*See Note A in Notes to Financial Statements.
*Security purchased on a when-issued or delayed delivery basis for which the fund has not taken delivery as of May 31, 2002.


================================================================================
AT MAY 31, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                AMOUNT              PER
                                                 (000)            SHARE
--------------------------------------------------------------------------------
Paid-in Capital                               $487,112           $11.48
Undistributed Net Investment Income                 --               --
Accumulated Net Realized Gains                   1,058             0.03
Unrealized Appreciation--Note F
 Investment Securities                          20,854             0.49
 Futures Contracts                                  --               --
--------------------------------------------------------------------------------
NET ASSETS                                    $509,024           $12.00
================================================================================

KEY TO ABBREVIATIONS
BAN--Bond Anticipation Note.
COP--Certificate of Participation.
CP--Commercial Paper.
GO-- General Obligation Bond.
PCR--Pollution Control Revenue Bond.
PUT--Put Option Obligation.
TOB--Tender Option Bond.
TRAN--Tax Revenue Anticipation Note.
VRDO-- Variable Rate Demand Obligation.
(ETM)--Escrowed to Maturity.
(Prere.)--Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
The insurance does not guarantee the market value of the municipal bonds.

LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit.

STATEMENT OF OPERATIONS
This Statement shows interest income earned by each fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period. For money market funds, Realized Net Gain (Loss) should always be minimal, and Unrealized Appreciation (Depreciation) should be zero.

================================================================================
                                 OHIO TAX-EXEMPT                 OHIO LONG-TERM
                               MONEY MARKET FUND                TAX-EXEMPT FUND
--------------------------------------------------------------------------------
                                              SIX MONTHS ENDED MAY 31, 2002
                                           (000)                          (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
 INCOME
  Interest                               $ 5,042                       $ 12,026
--------------------------------------------------------------------------------
  Total Income                             5,042                         12,026
--------------------------------------------------------------------------------
 EXPENSES
  The Vanguard Group--Note B
   Investment Advisory Services               34                             26
   Management and Administrative             393                            263
   Marketing and Distribution                 67                             38
  Custodian Fees                               3                              4
  Auditing Fees                                4                              6
  Shareholders' Reports                        4                              4
  Trustees' Fees and Expenses                 --                             --
--------------------------------------------------------------------------------
    Total Expenses                           505                            341
    Expenses Paid Indirectly--Note C          (2)                           (15)
--------------------------------------------------------------------------------
     Net Expenses                            503                            326
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                      4,539                         11,700
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
 Investment Securities Sold                   (4)                         1,496
 Futures Contracts                            --                           (143)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                      (4)                         1,353
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
 Investment Securities                        --                          1,786
 Futures Contracts                            --                             37
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
 (DEPRECIATION)                               --                          1,823
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                $4,535                        $14,876
================================================================================

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions--- Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made - in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

==============================================================================================================================
                                                         OHIO TAX-EXEMPT                             OHIO LONG-TERM
                                                        MONEY MARKET FUND                           TAX-EXEMPT FUND
------------------------------------------------------------------------------------------------------------------------------
                                               SIX MONTHS             YEAR                SIX MONTHS                      YEAR
                                                    ENDED            ENDED                     ENDED                     ENDED
                                             MAY 31, 2002    NOV. 30, 2001              MAY 31, 2002             NOV. 30, 2001
                                                    (000)            (000)                     (000)                     (000)
------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
 Net Investment Income                            $ 4,539         $ 15,183                  $ 11,700                  $ 21,932
 Realized Net Gain (Loss)                              (4)             (23)                    1,353                     2,446
 Change in Unrealized Appreciation (Depreciation)      --               --                     1,823                    12,742
------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Operations                        4,535           15,160                    14,876                    37,120
------------------------------------------------------------------------------------------------------------------------------
Distributions
 Net Investment Income                             (4,539)         (15,183)                  (11,700)                  (21,932)
 Realized Capital Gain*                                --               --                    (1,483)                       --
------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                (4,539)         (15,183)                  (13,183)                  (21,932)
------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions1
 Issued                                           261,907          571,954                    68,758                   118,005
 Issued in Lieu of Cash Distributions               4,184           13,491                     9,516                    15,716
 Redeemed                                        (243,691)        (439,178)                  (55,049)                  (64,348)
------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) from
   Capital Share Transactions1                     22,400          146,267                    23,225                    69,373
------------------------------------------------------------------------------------------------------------------------------
Total Increase (Decrease)                          22,396          146,244                    24,918                    84,561
------------------------------------------------------------------------------------------------------------------------------
Net Assets
Beginning of Period                               619,144           472,900                  484,106                   399,545
------------------------------------------------------------------------------------------------------------------------------
End of Period                                    $641,540          $619,144                 $509,024                  $484,106
==============================================================================================================================
1Shares Issued (Redeemed)
 Issued                                           261,907          571,954                     5,778                     9,907
 Issued in Lieu of Cash Distributions               4,184           13,491                       801                     1,318
 Redeemed                                        (243,691)        (439,178)                   (4,632)                   (5,393)
------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Shares Outstanding    22,400          146,267                     1,947                     5,832
==============================================================================================================================

*Includes fiscal 2002 short-term gain distributions of $246,000. Short-term gain distributions are treated as ordinary income for tax purposes.

FINANCIAL HIGHLIGHTS
This table summarizes each fund's investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year. Money market funds are not required to report a Portfolio Turnover Rate.

OHIO TAX-EXEMPT MONEY MARKET FUND
================================================================================================================
FOR A SHARE OUTSTANDING                         SIX MONTHS ENDED                    YEAR ENDED NOVEMBER 30,
THROUGHOUT EACH PERIOD                              May 31, 2002        2001     2000     1999      1998    1997
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $1.00       $1.00    $1.00    $1.00     $1.00   $1.00
----------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                      .007        .030     .039     .030      .033    .034
 Net Realized and Unrealized Gain (Loss) on Investments       --          --       --       --        --      --
----------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                          .007        .030     .039     .030      .033    .034
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                      (.007)       .030    (.039)   (.030)    (.033)  (.034)
 Distributions from Realized Capital Gains                    --          --       --       --        --      --
----------------------------------------------------------------------------------------------------------------
  Total Distributions                                      (.007)      (.030)   (.039)   (.030)    (.033)  (.034)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $1.00       $1.00    $1.00    $1.00     $1.00   $1.00
================================================================================================================
TOTAL RETURN                                               0.72%       3.02%    3.95%    3.04%     3.37%   3.49%
================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                       $642        $619     $473     $445      $345    $298
 Ratio of Total Expenses to Average Net Assets            0.16%*       0.18%    0.16%    0.18%     0.20%   0.19%
 Ratio of Net Investment Income to Average Net Assets     1.45%*       2.90%    3.88%    3.00%     3.30%   3.43%
================================================================================================================

*Annualized.

OHIO LONG-TERM TAX-EXEMPT FUND
================================================================================================================
FOR A SHARE OUTSTANDING                         SIX MONTHS ENDED            YEAR ENDED NOVEMBER 30,
THROUGHOUT EACH PERIOD                              MAY 31, 2002        2001     2000     1999      1998    1997
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $11.96      $11.53   $11.17   $12.02    $11.72  $11.67
----------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                      .284        .576     .593     .582      .592    .598
 Net Realized and Unrealized Gain (Loss) on Investments     .077        .430     .360    (.827)     .300    .110
----------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                          .361       1.006     .953    (.245)     .892    .708
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                      (.284)      (.576)   (.593)   (.582)    (.592)  (.598)
 Distributions from Realized Capital Gains                 (.037)         --       --    (.023)       --   (.060)
----------------------------------------------------------------------------------------------------------------
Total Distributions                                        (.321)      (.576)   (.593)   (.605)    (.592)  (.658)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $12.00      $11.96   $11.53   $11.17    $12.02  $11.72
----------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                               3.07%       8.86%    8.79%   -2.13%     7.78%   6.30%
================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                       $509        $484     $400     $379      $324    $253
 Ratio of Total Expenses to Average Net Assets            0.14%*       0.17%    0.19%    0.19%     0.20%   0.17%
 Ratio of Net Investment Income to Average Net Assets     4.77%*       4.84%    5.27%    5.00%     4.98%   5.17%
 Portfolio Turnover Rate                                    20%*         19%      16%       8%        8%     14%
================================================================================================================

*Annualized.

NOTES TO FINANCIAL STATEMENTS
Vanguard Ohio Tax-Exempt Funds comprise the Ohio Tax-Exempt Money Market and Ohio Long-Term Tax-Exempt Funds, each of which is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Each fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of Ohio.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The funds consistently follow such policies in preparing their financial statements.

     1. Security Valuation: Tax-Exempt Money Market Fund: Investment securities are valued at amortized cost, which approximates market value. Long-Term Tax-Exempt Fund: Bonds, and temporary cash investments acquired more than 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees - to represent fair value.

     2. Federal Income Taxes: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. Futures Contracts: The Long-Term Tax-Exempt Fund may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

     5. Other: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the board of trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At May 31, 2002, the funds had contributed capital to Vanguard (included in Other Assets) of:

================================================================================
                        CAPITAL CONTRIBUTION       PERCENTAGE      PERCENTAGE OF
                                 TO VANGUARD          OF FUND         VANGUARD'S
OHIO TAX-EXEMPT FUND                   (000)       NET ASSETS     CAPITALIZATION
--------------------------------------------------------------------------------
MONEY MARKET                           $116             0.02%            0.12%
LONG-TERM                                90             0.02             0.09
================================================================================

     The funds' trustees and officers are also directors and officers of Vanguard.

C. The funds' investment adviser may direct new-issue purchases, subject to obtaining the - best price and execution, to underwriters who have agreed to rebate or credit to the funds part of - the underwriting fees generated. Such rebates or credits are used solely to reduce the funds' - management and administrative expenses. The funds' custodian bank has also agreed to reduce - its fees when the funds maintain cash on deposit in their non-interest-bearing custody accounts. - For the six months ended May 31, 2002, these arrangements reduced expenses by:

================================================================================
                                                        EXPENSE REDUCTION
                                                               (000)
--------------------------------------------------------------------------------
                                             MANAGEMENT AND        CUSTODIAN
OHIO TAX-EXEMPT FUND                         ADMINISTRATIVE             FEES
--------------------------------------------------------------------------------
MONEY MARKET                                          --               $2
LONG-TERM                                            $13                2
================================================================================

D. During the six months  ended May 31,  2002,  the  Long-Term  Tax-Exempt  Fund
purchased   $47,673,000  of  investment   securities  and  sold  $66,108,000  of
investment securities, other than temporary cash investments.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains. The Long-Term Tax-Exempt Fund had realized losses totaling $322,000 through November 30, 2001, which are deferred for tax purposes and reduce the amount of unrealized appreciation on - investment securities for tax purposes (see Note F).

F. At May 31, 2002, net unrealized appreciation of Long-Term Tax-Exempt Fund investment securities for federal income tax purposes was $20,532,000, consisting of unrealized gains of $20,642,000 on securities that had risen in value since their purchase and $110,000 in unrealized losses on securities that had fallen in value since their purchase (see Note E).

THE PEOPLE WHO GOVERN YOUR FUND
The trustees of your mutual fund are there to see that the fund is operated and managed in your best - interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the - activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

================================================================================
TRUSTEES (YEAR ELECTED)

JOHN J. BRENNAN - (1987)
Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

CHARLES D. ELLIS - (2001)
The Partners of '63 (pro bono ventures in education); Senior Adviser to Greenwich Associates (international business-strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

JOANN HEFFERNAN HEISEN - (1998)
Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/consumer products); Director of the Medical Center at Princeton and Women's Research and Education Institute.

BURTON G. MALKIEL - (1977)
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Vanguard Investment Series plc (Irish investment fund), Vanguard Group (Ireland) Limited (Irish investment management firm), Prudential Insurance Co. of America, BKF Capital (investment management firm), The Jeffrey Co. (holding company), and NeuVis, Inc. (software company).

ALFRED M. RANKIN, JR. - (1993)
Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services).

J. LAWRENCE WILSON - (1985)
Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), The Mead Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.

--------------------------------------------------------------------------------
EXECUTIVE OFFICERS
R. GREGORY BARTON
Secretary; Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group.

THOMAS J. HIGGINS
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology.
F. William McNabb, III, Institutional Investor Group.
James H. Gately, Direct Investor Services.
Michael S. Miller, Planning and Development.
Kathleen C. Gubanich, Human Resources.
Ralph K. Packard, Finance.
Ian A. MacKinnon, Fixed Income Group.
George U. Sauter, Quantitative Equity Group.
--------------------------------------------------------------------------------
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.

THE VANGUARD GROUP(R)
(SHIP LOGO)
Post Office Box 2600
Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

ABOUT OUR COVER
Our cover photographs were taken by Michael Kahn in September 2000 aboard HMS Rose in New York's Long Island Sound. Mr. Kahn is a renowned photographer--and accomplished sailor--whose work often focuses on seascapes and nautical images. The photographs are copyrighted by Mr. Kahn.

FOR MORE INFORMATION
This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

To  receive  a free  copy  of the  prospectus  or the  Statement  of  Additional
Information, or to request additional information about the funds or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com(R). Prospectuses may also be viewed online.

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                                                (C)2002 The Vanguard Group, Inc.

                                                            All rights reserved.
                                                              Vanguard Marketing
                                                       Corporation, Distributor.

                                                                     Q962 072002